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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

The original Form 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) August 29, 2002

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of August 1, 2002, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2002-RS4)


                   Residential Asset Mortgage Products. Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                               333-86786                41-1955181
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
Incorporation)                          Number)            Identification No.)

8400 Normandale Lake Blvd.                                     55437
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 7.     Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     10.1  Pooling  and  Servicing  Agreement,  dated as of August 1, 2002 among
Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and Bank One, National Association, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:    /s/ Lisa Lundsten
                                            Name:  Lisa Lundsten
                                            Title: Vice President

Dated: October 9, 2002